WILDERMUTH ENDOWMENT FUND

Supplement dated March 17, 2020 to Prospectus dated May 1, 2019

IMPORTANT INFORMATION FOR SHAREHOLDERS AND FINANCIAL ADVISORS

The Wildermuth Endowment Fund (the Fund), is required to include audited financial statements in its annual report to shareholders for its fiscal year ended December 31, 2019, which financial statements were required to be mailed to shareholders on or before March 1, 2020. The current audit of the Fund’s December 31, 2019 financial statements has not been completed as of today's date and does not currently have a specific date by which it is certain that the audit will be completed.

The Fund’s auditors, RSM (US), LLP, are continuing their work to finalize the audit. The outstanding issues pertain exclusively to the Fund’s holdings of private, early-stage companies and the valuation inputs used to assign them their “fair value” for purposes of determining the Fund’s net asset value per share.

The Fund has been in close contact with the staff of the Securities and Exchange Commission (SEC) and is filing a request under Investment Company Act Rule 8b-25 for additional time to complete the audit and mail the annual report to shareholders and make other related SEC filings.

In order to guard against any additional disruption caused by this delay in completing the audit of its financial statements, the Fund has, through its Board of Trustees, decided on the following interim measures. These measures have been disclosed to the SEC staff and have been set forth in the Fund’s Rule 8b-25 filing.

- The Fund is suspending its offering of shares and will not accept orders to purchase shares of the Fund beginning on Tuesday, March 17, 2020, or as soon thereafter as is administratively feasible.

- The Fund will delay its share repurchase offer until such time as it has provided audited financial statements to shareholders.

- The Fund will post its draft (unaudited) financial statements on its website until it has disseminated audited financial statements to the SEC and shareholders. For access to those financial statements, please visit www.wildermuthendowmentfund.com.

- The Fund will suspend its next repurchase offer if and to the extent that it does not have audited financial statements on or prior to May 15, 2020.

The Fund regrets the additional complexity and potential confusion caused by this situation. Management is working closely with its other service providers to resolve the issues as soon as possible so that it may resume both its share offering as well as its share repurchase program.

Please visit www.wildermuthendowmentfund.com or call 678-333-0900 for more information.

PLEASE RETAIN A COPY OF THIS SUPPLEMENT FOR FUTURE REFERENCE